SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) or
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) September 30, 1998

                               INTERCARDIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


       0-27410                                            56-1924222
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(Commission file number)                          (IRS Employer ID Number)

3200 East Highway 54, Cape Fear Building, Suite 300
Research Triangle Park, North Carolina                           27709
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code          (919) 558-8688
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                                       NA
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         (Former name or former address, if changed since last report).

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Item 5.  Other Events.

         On September 30, 1998, Intercardia, Inc. ("Intercardia"), CPEC, Inc. ("CPEC") and Astra Pharmaceuticals, L.P. ("Astra Pharmaceuticals"; formerly Astra Merck, Inc.) announced termination of an agreement for the U.S. development and commercialization of BEXTRA(R) (bucindolol HCl), a cardiovascular drug under investigation for the treatment of congestive heart failure. Due to a non-compete clause in the original agreement between the companies, Intercardia and CPEC will now assume responsibility for the U.S. development and commercialization for BEXTRA.

         On July 1, 1998, Astra AB ("Astra") and Merck & Co., Inc. signed an agreement to restructure Astra Merck's, Inc.'s business and combine it with Astra's wholly-owned subsidiary, Astra USA Inc., in a new limited partnership in which Astra has management control as the general partner. The new company, Astra Pharmaceuticals, L.P., now has an expanded product line which includes the beta blocker Toprol-XL(R) (metroprolol succinate), which is indicated for treating hypertension and angina and is also being investigated for treatment of heart failure. Because metoprolol and bucindolol are both beta blockers being investigated for heart failure, Astra Pharmaceuticals and Intercardia agreed to terminate the collaboration in light of a non-compete clause in their original agreement. Astra Pharmaceuticals will be returning to Intercardia all rights, material and information relating to bucindolol and will pay a termination fee in the amount of $4 million. The agreement also represents settlement of the companies' dispute concerning responsibility for bucindolol related expenses in excess of $15,000,000.

         The Termination and Settlement Agreement between the companies is filed as an exhibit to this Report and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

       10.33 Termination and Settlement Agreement dated September 29, 1998, between Astra Pharmaceuticals, L.P., Intercardia, Inc. and CPEC, Inc.

       99.1   Press release issued September 30, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERCARDIA, INC.



Date: September 30, 1998                     /s/ Richard W. Reichow
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                                             Richard W. Reichow
                                             Executive Vice President and
                                                Chief Financial Officer

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                               INDEX TO EXHIBITS


10.33 Termination and Settlement Agreement dated September 29, 1998, between Astra Pharmaceuticals, L.P., Intercardia, Inc. and CPEC, Inc.
99.1     Press release dated September 30, 1998.